Income Taxes (Details) - Schedule of federal income taxes on earnings differs from that computed at the statutory corporate tax rate - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Schedule of federal income taxes on earnings differs from that computed at the statutory corporate tax rate [Abstract]
Income taxes at the statutory rate	$ 456	$ (2,579)
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(19)	(16)
State income taxes	(83)
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation		14
Goodwill impairment		2,848
Other	(2)	(3)
Total income taxes	$ 352	$ 264